UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

RENT-A-CENTER, INC.
(Name of Registrant as Specified in Its Charter)

Engaged Capital Flagship Master Fund, LP

Engaged Capital Co-Invest V, LP

ENGAGED CAPITAL CO-INVEST V-A, LP

Engaged Capital Flagship Fund, LP

Engaged Capital Flagship Fund, Ltd.

Engaged Capital, LLC

Engaged Capital Holdings, LLC

Glenn W. Welling

Jeffrey J. Brown

Mitchell E. Fadel

Christopher B. Hetrick

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

2017 ANNUAL MEETING OF STOCKHOLDERS

OF

RENT-A-CENTER, INC.

SUPPLEMENT DATED APRIL 27, 2017 TO THE PROXY STATEMENT OF ENGAGED CAPITAL FLAGSHIP MASTER FUND, LP DATED APRIL 20, 2017

PLEASE SIGN, DATE AND MAIL THE BLUE PROXY CARD TODAY

Engaged Capital Flagship Master Fund, LP (together with its affiliates, “Engaged Capital” or “we”) and the other participants in this solicitation are making this proxy statement supplement and accompanying BLUE proxy card available to holders of common stock, par value $0.01 per share (“Common Stock”), of Rent-A-Center, Inc., a Delaware corporation (“Rent-A-Center” or the “Company”), in connection with the solicitation of proxies in connection with the Company’s 2017 annual meeting of stockholders scheduled to be held on Thursday, June 8, 2017, at 8:00 a.m. local time, at the Dallas/Plano Marriott at Legacy Town Center, 7121 Bishop Road, Plano, Texas 75024 (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof, the “Annual Meeting”).

We are seeking your support at the Annual Meeting to elect Engaged Capital’s three (3) director nominees, Jeffrey J. Brown, Mitchell E. Fadel and Christopher B. Hetrick (the “Nominees”), to the Company’s Board of Directors (the “Board”) in opposition to the Company’s director nominees for the class with terms ending in 2020.

Engaged Capital filed its definitive proxy statement for the Annual Meeting with the Securities and Exchange Commission (the “SEC”) on April 20, 2017. The Company filed its definitive proxy statement for the Annual Meeting with the SEC on April 27, 2017. This supplement discloses certain information about the Annual Meeting included in the Company’s definitive proxy statement that had not been publicly available at the time we filed our definitive proxy statement.

IMPORTANTLY, IF YOU HAVE SUBMITTED A BLUE PROXY CARD AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION. You should DISREGARD AND DISCARD any WHITE proxy card you receive from the Company.

According to the Company’s definitive proxy statement, as of April 24, 2017, the record date for the Annual Meeting, there were 53,196,843 shares of Common Stock outstanding and expected to be entitled to vote at the Annual Meeting. Engaged Capital notes that the Company previously publicly disclosed a record date of April 10, 2017 in its preliminary proxy statement.

Engaged Capital further notes that, as explained in the Company’s definitive proxy statement, SEC Rule 14a-13(a)(3) requires that companies give 20 business days’ advance notice of the record date to brokers, dealers, voting trustees, banks, associations and other entities that exercise fiduciary powers in nominee names or otherwise, and that, according to the Company’s definitive proxy statement, the Company’s proxy solicitor gave the notifications of the new record date as required by Rule 14a-13(a) on April 20, 2017. The Company’s definitive proxy statement also disclosed in relevant part that the “Company’s notices were sent fewer than 20 business days prior to the record date, which did not comply with Rule 14a-13(a)(3).” Engaged Capital has filed a lawsuit against the Company in the Delaware Court of Chancery with respect to the Company’s change of the record date for the Annual Meeting.

According to the Company’s definitive proxy statement, to be considered for inclusion in the Company’s proxy statement for the 2018 annual meeting of stockholders, stockholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at the Company’s principal executive offices no later than December 25, 2017. Address all stockholder proposals and notices to: Corporate Secretary, Rent-A-Center, Inc., 5501 Headquarters Drive, Plano, Texas 75024.

For details regarding the qualifications of the Nominees as well as our reasons for making this solicitation, please see our definitive proxy statement filed with the SEC on April 20, 2017. If you need another copy of our definitive proxy statement or this supplement, please contact Saratoga Proxy Consulting LLC, which is assisting Engaged Capital with its effort to solicit proxies, at the address and toll-free number set forth on the back cover of this supplement.

This supplement is dated April 27, 2017, and is first being furnished to stockholders of the Company on or about April 27, 2017. This supplement should be read in conjunction with Engaged Capital’s definitive proxy statement filed with the SEC on, and first furnished to stockholders of the Company on or about, April 20, 2017.

All BLUE proxy cards that have been submitted in connection with our mailing to stockholders of a proxy statement and proxy card on April 20, 2017 remain valid and will be voted at the Annual Meeting as marked.

THEREFORE, IF YOU HAVE SUBMITTED A BLUE PROXY CARD SINCE APRIL 20, 2017 AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION. You should DISREGARD AND DISCARD any WHITE proxy card you receive from the Company.

THIS SOLICITATION IS BEING MADE BY ENGAGED CAPITAL AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

PLEASE SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES. YOU SHOULD DISREGARD AND DISCARD, AND NOT VOTE, ANY WHITE PROXY CARD YOU RECEIVE FROM THE COMPANY.

THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. IF YOU HAVE ALREADY SENT A WHITE PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN OUR DEFINITIVE PROXY STATEMENT BY SIGNING, DATING AND RETURNING A BLUE PROXY CARD. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The proxy materials are available at

www.saratogaproxy.com/engaged

IMPORTANT

Your vote is important, no matter how many or how few shares of Common Stock you own. Please sign, date, and return the BLUE proxy card today to vote FOR the election of the Nominees and in accordance with Engaged Capital’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the BLUE proxy card and return it to Engaged Capital, c/o Saratoga Proxy Consulting LLC (“Saratoga”).
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the voting form.

Since only your latest dated proxy card will count, you should DISREGARD AND DISCARD, and NOT vote, any WHITE proxy card you receive from the Company. Even if you return the WHITE management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our Nominees only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

Saratoga is assisting Engaged Capital with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

BLUE PROXY CARD

RENT-A-CENTER, INC.

2017 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF ENGAGED CAPITAL FLAGSHIP MASTER FUND, LP AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF RENT-A-CENTER, INC.
IS NOT SOLICITING THIS PROXY

P       R       O       X       Y

The undersigned appoints Glenn W. Welling, William Kafoure and Steve Wolosky, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Rent-A-Center, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2017 Annual Meeting of Stockholders of the Company scheduled to be held on Thursday, June 8, 2017, at 8:00 a.m. local time, at the Dallas/Plano Marriott at Legacy Town Center, 7121 Bishop Road, Plano, Texas 75024 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Engaged Capital Flagship Master Fund, LP (“Engaged Capital”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, AND “1 YEAR” ON PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Engaged Capital’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

ENGAGED CAPITAL STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1 AND 1 YEAR ON PROPOSAL 4. ENGAGED CAPITAL MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2 AND 3.

1.	Engaged Capital’s proposal to elect Jeffrey J. Brown, Mitchell E. Fadel and Christopher B. Hetrick as Class II directors of the Company to serve until the 2020 Annual Meeting of Stockholders.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Jeffrey J. Brown Mitchell E. Fadel Christopher B. Hetrick	☐	☐	☐ ________________ ________________

Engaged Capital does not expect that any of the nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, Engaged Capital has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

2.	Company’s proposal to ratify the Audit & Risk Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.
☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Company’s proposal to conduct an advisory vote approving the compensation of the Company’s named executive officers for the year ended December 31, 2016, as set forth in the Company’s proxy statement.
☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	Company’s proposal to conduct an advisory vote on the frequency of future advisory votes on executive compensation.
☐	1 YEAR	☐	2 YEARS	☐	3 YEARS	☐	ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.